                         CONSENT OF INDEPENDENT AUDITORS



We consent to the inclusion in this Registration Statement on Form S-1 of our report dated June 17, 2003, on our audit of the balance sheet of Commonwealth Income & Growth Fund, Inc. We also consent to the reference to our firm under the caption "Experts".

                                                 /s/ Fishbein & Company, P.C.

                                                 FISHBEIN & COMPANY, P.C.


Elkins Park, Pennsylvania
August 18, 2003

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the inclusion in this Registration Statement on Form S-1 of our report dated June 17, 2003, on our audit of the consolidated financial statements of Commonwealth Capital Corp. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts".

                                                 /s/ Fishbein & Company, P.C.

                                                 FISHBEIN & COMPANY, P.C.


Elkins Park, Pennsylvania
August 18, 2003